UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Solid Power, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 1, 2022
DEAR STOCKHOLDER:
It is a pleasure for me to extend to you an invitation to attend the 2022 Annual Meeting of Stockholders of Solid Power, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on May 25, 2022, at 10:00 a.m., Mountain Time. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2022.
The Notice of 2022 Annual Meeting of Stockholders and Proxy Statement describe the proposals to be considered and voted upon at the Annual Meeting.
We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online, by mail or by telephone, by following the instructions included with the proxy card.
On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support and interest in Solid Power, Inc.

David B. Jansen President, Chairman of the Board and Class III Director

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO THE STOCKHOLDERS OF SOLID POWER, INC.:
The Annual Meeting of Stockholders of Solid Power, Inc. will be held on May 25, 2022, at 10:00 a.m., Mountain Time. We have adopted a virtual format for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to provide a safe, consistent and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2022.
The Annual Meeting is being held for the following purposes:
1.
To elect three Class I directors to our Board of Directors;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters virtually in person or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:
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Vote online or by telephone, by following the instructions included with the proxy card; or

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Vote by mail, by completing and returning the proxy card in the addressed stamped envelope.

Only stockholders of record at the close of business on March 31, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. This Proxy Statement and the proxy card are expected to be made available to you online or mailed to you beginning on or about April 15, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be
Held Virtually on May 25, 2022 at 10:00 a.m., Mountain Time.
The Proxy Statement and Annual Report to stockholders
are available at https://www.cstproxy.com/solidpower/2022.

By Order of the Board of Directors
James Liebscher
Chief Legal Officer and Secretary
April 1, 2022

i

ii

PROXY STATEMENT OF SOLID POWER, INC.
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) and the accompanying proxy card are being furnished to you in connection with the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Solid Power, Inc. (“Solid Power,” “we,” “us,” “our,” or the “Company”) for the purposes set forth in this Proxy Statement. The Annual Meeting will be held virtually on May 25, 2022, at 10:00 a.m., Mountain Time.
Solid Power, Inc. was formed upon the closing of the business combination (the “Business Combination”) of Solid Power Operating, Inc. (“Legacy Solid Power”) with Decarbonization Plus Acquisition Corporation III, a special purpose acquisition company, on December 8, 2021 (the “Closing Date”). On the Closing Date, the Company changed its name from “Decarbonization Plus Acquisition Corporation III” to “Solid Power, Inc.” Decarbonization Plus Acquisition Corporation III prior to the Business Combination is referred to herein as “DCRC.” Throughout this Proxy Statement, the term “Board” or “Board of Directors” refers to the Board of Directors of DCRC prior to the Business Combination and to our Board of Directors following the Business Combination. The board of directors of Legacy Solid Power is referred to as “Legacy Solid Power Board.” “Legacy Solid Power Common Stock” refers to Legacy Solid Power’s common stock, par value $0.0001 per share, which was canceled and converted into the right to receive Class A common stock, par value $0.0001 per share, of DCRC in connection with the Business Combination.
This Proxy Statement is expected to be provided on or about April 15, 2022, to holders of record at the close of business on March 31, 2022 (the “Record Date”) of our common stock, $0.0001 par value per share (the “Common Stock”).
Your proxy is being solicited by our Board of Directors. Your proxy may be revoked by written notice given to our Secretary at our headquarters at any time before being voted. You may also revoke your proxy by submitting a proxy with a later date or by voting during your virtual attendance at the Annual Meeting. To vote online or by telephone, please refer to the instructions included with the proxy card. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the accompanying proxy card. Votes submitted online or by telephone or mail must be received by 11:59 p.m., Mountain Time, on May 24, 2022. Submitting your vote online or by telephone or mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the accompanying proxy card. The Board is currently not aware of any matters proposed to be presented at the Annual Meeting other than the election of three Class I directors and the ratification of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.
Notice and Access
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including this Proxy Statement and annual report on Form 10-K (the “Annual Report”), and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
Attendance at the Meeting
This year’s Annual Meeting will be held entirely online for the convenience of our stockholders and to support the health and well-being of our partners, employees and stockholders. Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing

https://www.cstproxy.com/solidpower/2022. To join the Annual Meeting, you will need to have your control number, which is included on your Notice and your proxy card. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting. If you hold your position through a bank or broker and would like to join the meeting and vote or ask a question, you will need to supply Continental Stock Transfer with a legal proxy by calling them at 917-262-2373, or proxy@continentalstock.com in order to obtain a control number. Any stockholder may attend, listen, vote and ask a question during the virtual meeting with a valid control number.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m., Mountain Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions
To attend the online Annual Meeting, log in at https://www.cstproxy.com/solidpower/2022. Stockholders will need their control number, which appears on the Notice and your proxy card. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.
Submitting Questions at the Virtual Annual Meeting
As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting via the Q&A tool in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
The Rules of Conduct will be posted on https://www.cstproxy.com/solidpower/2022 approximately one week prior to the date of the Annual Meeting.
Availability of Live Webcast to Team Members and Other Constituents
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
Annual Meeting Technical Assistance
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing or hearing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Securities Entitled to Vote
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record,” with respect to those shares. The Notice will be sent to you by mail directly by us. As a stockholder of record, you may vote virtually in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet or by phone as instructed in the Notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the Notice to ensure your vote is counted.
Beneficial Owner.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. As of the close of business on the Record Date, there were 173,770,952 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company with voting rights. The Common Stock votes as a single class, with each share of Common Stock entitled to one vote on each matter to be considered at the Annual Meeting.
As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
Matters Scheduled for a Vote
There are two matters scheduled for a vote:
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Proposal 1:   To elect three Class I directors named in this Proxy Statement with terms to expire at the 2025 Annual Meeting of Stockholders; and

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Proposal 2:   To ratify the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

Aside from the election of directors and the ratification of the selection of our independent registered public accounting firm, our Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.
Board of Directors Voting Recommendation
Our Board of Directors recommends that you vote your shares:
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“For” the election of all three Class I director nominees; and

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“For” the ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

How to Vote
For Proposal 1, you may vote “For” or you may “Withhold” your vote with respect to each nominee to the Board of Directors. For Proposal 2, you may vote “For,” “Against,” or abstain from voting. The procedures for voting are outlined below.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at https://www.cstproxy.com/solidpower/2022, by proxy over the Internet, or by phone by following the instructions provided in the Notice, or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.

1.
To vote during the Annual Meeting, follow the instructions posted at https://www.cstproxy.com/solidpower/2022. You will be asked to provide the control number, located on the Notice or proxy card, and follow the instructions.

2.
To vote on the Internet, go to https://www.cstproxy.com/solidpower/2022 to complete an electronic proxy card. You will be asked to provide the control number, located on the Notice or proxy card, and follow the instructions. Your vote must be received by 11:59 p.m., Mountain Time, on May 24, 2022 to be counted.

3.
To vote by phone, request a paper or email copy of the proxy materials by following the instructions on the Notice and call the number provided with the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m., Mountain Time, on May 24, 2022 to be counted.

4.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Broker Non-Votes
If a beneficial owner of shares held in the name of a broker, bank, or other agent does not provide voting instructions on matters deemed to be “non-routine” under Nasdaq rules, the broker, bank or other such agent cannot vote the beneficial owner’s shares on such “non-routine” matters. These un-voted shares are treated as “broker non-votes” in respect of these “non-routine” matters. Proposal 1 is considered to be “non-routine” under Nasdaq rules, and we therefore expect broker non-votes on this proposal. Because Proposal 2 is considered “routine” under Nasdaq rules, we do not expect broker non-votes on this proposal.
Vote Required
In accordance with our Amended and Restated Bylaws (the “Bylaws”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of the capital stock of the Company issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting.
Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. No cumulative voting is permitted. The three nominees receiving the highest number of votes cast “for” will be elected.
The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is required to approve the ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm.

How to Change Your Vote After Submitting Proxy
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.
A duly executed proxy card with a later date or time than the previously submitted proxy;

2.
A written notice that you are revoking your proxy to our Secretary, James Liebscher, c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027; or

3.
A later-dated vote on the Internet or by phone or a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.
How to Submit Stockholder Proposals for Next Year’s Annual Meeting
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our 2023 proxy statement. Any such proposal must be submitted in writing by December 16, 2022 to our Secretary, James Liebscher, c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027. If we change the date of our 2023 Annual Meeting by more than 30 days from the one-year anniversary of the 2022 Annual Meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our Bylaws also establish an advance notice procedure for stockholders who wish to nominate a director or who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by our Secretary, James Liebscher, c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027, no earlier than January 25, 2023 and no later than the close of business on February 24, 2023, which notice must contain the information specified in our Bylaws. If we change the date of our 2023 Annual Meeting by more than 25 days from the one-year anniversary of the 2022 Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be received, no earlier than the 120th day prior to our 2023 Annual Meeting and no later than the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company. The public announcement of an adjournment or postponement of the 2023 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Annual Report, Proxy Statement, or the Notice to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of our Annual Report, Proxy Statement, or the Notice, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please notify Continental Stock Transfer by phone at 917-262-2373 or by email at proxy@continentalstock.com to receive a separate copy of our Annual Report, Proxy Statement, or the Notice.
If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or notices, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report, Proxy Statement, or the Notice for your household, please contact Continental Stock Transfer at the address or phone number provided above.
How to Obtain the Results of Voting at Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.
Impact of the Company Qualifying as Emerging Growth Company
We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the scaled compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.
Our Mailing Address
Our mailing address is 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Directors
Our Board is divided into three classes, each serving staggered, three-year terms.
•
Our Class I directors are Erik Anderson, Douglas Campbell, Lesa Roe and Robert M. Tichio, and their current terms expire at this year’s Annual Meeting;

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Our Class II directors are Steven H. Goldberg and Aleksandra Miziolek, and their current terms expire at the 2023 annual meeting of the stockholders; and

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Our Class III directors are David B. Jansen, Rainer Feurer and John Stephens, and their current terms expire at the 2024 annual meeting of the stockholders.

On March 17, 2022, Mr. Tichio provided notice to the Board of his decision to not stand for re-election at the Annual Meeting. Mr. Tichio informed the Board that his decision was due to the extent of his commitments to Riverstone Holdings LLC (“Riverstone”) and service on the boards of several Riverstone portfolio investments. Mr. Tichio’s decision not to stand for re-election was not the result of any disagreement with the Company. In connection with Mr. Tichio’s decision not to stand for re-election, the Board, at the recommendation of the nominating and corporate governance committee, voted to reclassify Mr. Campbell as a Class I director and nominate him, along with Mr. Anderson and Ms. Roe, for re-election to the Board at the Annual Meeting. Also at the recommendation of the nominating and corporate governance committee, the Board voted to reduce the size of the Board to eight members immediately upon completion of the Annual Meeting, subject to the re-election of Messrs. Anderson and Campbell and Ms. Roe at the Annual Meeting.
As such, our stockholders will elect three Class I directors at the Annual Meeting. Each of the Class I directors is expected to hold office until the 2025 annual meeting of our stockholders, or until his or her respective successor shall be duly elected and qualified. Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the three nominees who receive the most votes will be elected to the three open directorships, even if they get less than a majority of the votes cast.
Each nominee is recommended by the Board, at the recommendation of the nominating and corporate governance committee, and all nominees are current directors of the Company. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees becomes unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) the Board of Directors may, in accordance with our Bylaws, reduce the size of the Board of Directors or may leave a vacancy until a nominee is identified.
The following is a brief biography and certain other information for each of our directors with terms expiring at the Annual Meeting who are also nominees for election as a director at the Annual Meeting and for each of the continuing directors.
Name	Position	Age
Douglas Campbell†	Chief Executive Officer and Class I Director	48
David B. Jansen	President, Chairman of the Board and Class III Director	60
Erik Anderson†(1)	Class I Director	63
Rainer Feurer	Class III Director	55
Steven H. Goldberg(1)(2)(3)	Class II Director	69
Aleksandra Miziolek(2)(3)	Class II Director	65
Lesa Roe†(1)(3)	Class I Director	58
John Stephens(1)(2)(3)	Class III Director	62

†
= Director Nominee

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

Class I Directors (Nominees at the Annual Meeting)
Erik Anderson serves as a Class I Director. Mr. Anderson served as DCRC’s Chief Executive Officer and a member of its board of directors prior to the completion of the Business Combination. Mr. Anderson has served as the Chief Executive Officer of Decarbonization Plus Acquisition Corporation IV (Nasdaq: DCRD) since February 2021 and a member of its board of directors since August 2021. Mr. Anderson founded WestRiver Group, a collaboration of leading investment firms providing integrated capital solutions to the global innovation economy, in 2002 and has served as Chief Executive Officer of WestRiver Group since its inception. In 2018, Mr. Anderson became executive chairman of Singularity University, a company that offers executive educational programs, a business incubator and innovation consultancy service. Mr. Anderson is Vice-Chairman of Callaway Golf Company (NYSE: ELY), an American global sports equipment manufacturing company, and a director of Hyzon Motors Inc. (Nasdaq: HYZN), a hydrogen mobility company. Mr. Anderson has served on the board of directors of Lumen Biosciences, Inc. and Viome Inc. since January 2022. Mr. Anderson has received numerous honors, including the Ernst & Young Entrepreneur of the Year Award. In 2018 and 2017, Mr. Anderson was honored by Goldman Sachs as one of their Top 100 Most Intriguing Entrepreneurs. In 2019 and 2018, Mr. Anderson was ranked by Golf Inc. as the No. 3 most powerful person in the golf industry after being ranked No. 8 in 2017. Mr. Anderson is Vice-Chairman of ONEHOPE, a cause-centric consumer brand and technology company, and is the founder of America’s Foundation for Chess, currently serving 160,000 children in the United States with its First Move curriculum. His investment experience includes being partner at Frazier Healthcare Partners, Chief Executive Officer of Matthew G Norton Co. and Vice President at Goldman, Sachs & Co. Mr. Anderson was recognized early in his career as one of the top “40 under 40” young achievers and emerging leaders by Seattle’s Puget Sound Business Journal. Mr. Anderson holds a master’s and bachelor’s degree in Industrial Engineering from Stanford University and a bachelor’s degree (Cum Laude) in Management Engineering from Claremont McKenna College. We believe Mr. Anderson is well qualified to serve on the Board due to his expensive experience as a director and leader of public companies.
Douglas Campbell serves as our Chief Executive Officer and a Class I Director. He is a co-founder of Legacy Solid Power and served as Legacy Solid Power’s Chief Executive Officer since its inception. He was a member of the Legacy Solid Power Board since March 2014, when it converted to a corporation. In parallel with establishing Legacy Solid Power, he founded i2C Solutions, LLC (“i2C”), a thermal management company, and co-founded Roccor, LLC (“Roccor”), a component supplier for the small satellite industry. i2C and Roccor merged in 2015, with Roccor being the surviving entity. Mr. Campbell served as the Chief Executive Officer of Roccor until the end of 2018 and remained on its board of directors until the company was acquired in late 2020. He began his career in advanced technology development at the Space Vehicles Directorate of the Air Force Research Laboratory, Kirtland AFB, NM. Mr. Campbell earned his B.S. and M.S. in Civil Engineering with a Structural Mechanics emphasis from the University of New Mexico. We believe Mr. Campbell is well-qualified to serve on the Board due to his extensive experience in managing and leading Legacy Solid Power.
Lesa Roe serves as a Class I Director. Ms. Roe brings to our Board over 35 years of executive leadership and engineering experience, including in the matters of strategy, corporate management, and budget oversight. From October 2017 through December 2021, Ms. Roe served as the Chief Executive Officer and Chancellor of the University of North Texas System, over which she managed three universities with a combined annual revenue of $1.3 billion, 14,000 employees, and enrollment of over 49,000 students. From 1984 until 2017, Ms. Roe served in successive roles with the National Aeronautics and Space Administration (“NASA”), culminating in her serving as NASA’s Deputy Associate Administrator and Deputy Chief Operating Officer. In that position, which she held from May 2014 until September 2017, Ms. Roe led strategy, execution, operations, and corporate management nationally across all ten NASA field centers, five primary product lines, managed a $19.6 billion annual budget, and had oversight of 17,000 employees. Ms. Roe served as the Chair of the Texas Council of Public University Presidents and Chancellors and she also serves as a member of several other private boards of directors. Ms. Roe holds a B.S. in Electrical Engineering from the University of Florida and an M.S. in Electrical Engineering from the University of Central Florida. In addition, Ms. Roe completed the Finance for Senior Executives from Harvard Business School as well as the University of Michigan and the Smith College Management Fellowship Programs. Ms. Roe was identified as a candidate to our Board by one of our non-management directors. We believe Ms. Roe is well-qualified to serve on the Board due to her extensive leadership experience and technical background in engineering.

Class II Directors
Steven Goldberg serves as a Class II Director. He served as a member of the Legacy Solid Power Board since August 2019. Dr. Goldberg is currently a Partner at Finistere Ventures, an early-stage venture capital firm. Since January 2000, Dr. Goldberg has operated Air Access, his own technology consulting business. He also served as an Operating Partner at Venrock, a venture capital firm, from May 2009 to January 2020. From October 2000 to November 2009, Dr. Goldberg served as the Chief Executive Officer of several early-stage technology companies including DataRunway, Vidient Systems, CoWave Networks, and Arcwave. Dr. Goldberg has served as a member of the board of directors of Future Dial, a mobile device processing robotics and automation software company, since July 2011. He previously served on the board of directors of Savari, an automotive technology company, from April 2016 to December 2020. He served on the board of directors of Lucid Motors, an electric vehicle company, from January 2014 to April 2019. He served on the board of directors of Red Seal, a cybersecurity software company, from April 2014 to April 2019. Dr. Goldberg also served on the board of directors of Silicon Valley Forum, a non-profit organization focused on fostering innovation and entrepreneurship in Silicon Valley, from June 2014 to May 2018. Finally, he served on the board of directors of Quantenna, a WiFi semiconductor company, from May 2009 to August 2016. Dr. Goldberg holds B.S. and M.S. degrees in Electrical Engineering from Washington University, St. Louis, and a Ph.D. in Electrical Engineering from the University of California, Santa Barbara. We believe Dr. Goldberg is well-qualified to serve on the Board due to his extensive experience in working with growing technology companies, his strong technical background, and his prior service on private and pre-public company boards.
Aleksandra Miziolek serves as a Class II Director. Ms. Miziolek concluded an approximately six-year tenure in 2019 with Cooper-Standard Holdings Inc. (NYSE: CPS), a leading global supplier of systems and components for the automotive industry, most recently serving as Chief Transformation Officer. In this role, Ms. Miziolek led crucial transformation initiatives aimed at increasing profitability and was actively involved in the development of the company’s growth strategy for its nonautomotive material science business. She also served as Cooper-Standard Holdings’ Senior Vice President, General Counsel, Secretary and Chief Compliance Officer beginning in 2014. Prior to joining Cooper-Standard Holdings, Ms. Miziolek spent 32 years with the law firm of Dykema Gossett, where she held several key leadership positions, such as Director of the Automotive Industry Group, and built a successful M&A and infrastructure practice spanning multiple industries. Since March 2020, Ms. Miziolek has served as a director and member of each of the compensation committee and nominating and governance committee of Tenneco Inc. (NYSE: TEN), a Fortune 500 global industrial supplier for automotive original equipment manufacturers. She is also a NACD Board Leadership Fellow and serves as an Operator Advisor to Assembly Ventures, a global mobility and infrastructure venture fund and Advisor to OurOffice, Inc., a DEI technology solutions provider. Ms. Miziolek holds a B.A in Political Science and Spanish and a J.D., each from Wayne State University. We believe Ms. Miziolek is well-qualified to serve on the Board due to her significant experience in the automotive industry and service as an executive officer, as well as her M&A and legal background.
Class III Directors
Rainer Feurer serves as a Class III Director. He served as a member of the Legacy Solid Power Board since May 2021. Dr. Feurer has served in various strategic, M&A, finance and sales roles of increasing importance at BMW AG (Frankfurt: BAMXF) since 1998. He has also served as a member of the board of directors and audit committee of BMW Brilliance Automotive Ltd. from 2009 to 2015 and again since December 2019. Dr. Feurer is Vice Chairman of Spotlight Automotive Limited since its founding in January 2020 and serves as member of the supervisory board in HERE International B.V. since March 2020, FREE NOW (Intelligent Apps GmbH), CHARGE NOW (Digital Charging Solutions GmbH) and SHARE NOW (Share Now GmbH) since 2019 as well as REACH NOW (moovel Group GmbH) since 2020. Dr. Feurer holds a B.A. (Hons) in International Management from Middlesex University, UK and Dipl. Betriebswirt (FH) Diploma from Reutlingen, Germany. He received his M.B.A. from Monterey Institute of International Studies in 1993 and his Ph.D. in Strategic Management from Cranfield University, UK in 1996. We believe Dr. Feurer is well-qualified to serve on the Board due to his experience in the automotive industry and service as a director of a public company.
David B. Jansen serves as the President, Chair and a Class III Director of Solid Power. He served as Legacy Solid Power’s President since February 2017 and was an advisor to the company since its inception.

He was a member of Legacy Solid Power’s board of directors since March 2014, when it converted to a corporation. Mr. Jansen previously served as a Managing Partner of Murphee Colorado, a small business venture capital fund, from 2002 to 2010. From 2005 to 2009, he served as the President and Chief Executive Officer of Advanced Distributed Sensor Systems, which developed and manufactured remote sensors for intelligence, surveillance and reconnaissance applications. He has also served on a variety of boards and has been involved with helping startups from formation to exit. Mr. Jansen has a B.S. in Electrical Engineering from the University of Arizona. We believe Mr. Jansen is well-qualified to serve on the Board due to his experience advising and managing Legacy Solid Power as well as his extensive executive and management experience.
John Stephens serves as a Class III Director. He was a member of the Legacy Solid Power board of directors since September 2021. Mr. Stephens will bring to the Board over 35 years of accounting and finance expertise, including experience in matters of financial planning, corporate development, accounting and accounting policy, tax, auditing, treasury, investor relations, corporate real estate, business planning, and financial, operational, and regulatory reporting. Specifically, Mr. Stephens retired from AT&T, Inc. (NYSE: T) in March 2021 where he served as its Senior Executive Vice President and Chief Financial Officer, prior to which he served in a series of successive positions in AT&T, Inc.’s finance department. Before joining AT&T, Inc. in 1992, Mr. Stephens held a variety of roles in public accounting. Mr. Stephens is a member of the board of directors of Freeport-McMoRan Inc. (NYSE: FCX), where he serves as chairman of the audit committee. Mr. Stephens is also the audit committee chair of a large independent food retailer and Mr. Stephens has previously served on the board of directors and audit committee of América Móvil, S.A.B. de C.V. (NYSE: AMX). Mr. Stephens holds a B.S.B.A. in Accounting from Rockhurst University and a J.D. from St. Louis University School of Law. We believe Mr. Stephens is well-qualified to serve on the Board due to his executive management experience of a large, publicly traded company and his experience in financial and accounting matters, international business and affairs, mergers, acquisitions and other major corporate transactions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ERIK ANDERSON, DOUGLAS CAMPBELL AND LESA ROE AS CLASS I DIRECTORS OF THE COMPANY FOR THE ENSUING TERM.

CORPORATE GOVERNANCE MATTERS
Classified Board of Directors
Our Second Amended and Restated Certificate of Incorporation provides that the Board is divided into three classes serving staggered three-year terms. Class I, Class II and Class III directors will serve until our annual meetings of stockholders in 2022, 2023 and 2024, respectively. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of the Board.
Meetings
Our Board did not hold any meetings in 2021 following the consummation of the Business Combination and the Legacy Solid Power Board held three meetings in 2021 before the Business Combination. There were no committee meetings held in 2021. Each of our directors attended at least 75% of the total number of meetings of the Legacy Solid Power Board held during the period in which he was a director.
Director Independence
Our Board, at the recommendation of the nominating and corporate governance committee, has affirmatively determined that each of the directors on the Board other than Messrs. Campbell, Feurer and Jansen qualify as independent directors, as defined under the rules of the Nasdaq Global Select Market, and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the Nasdaq Global Select Market relating to director independence requirements. In addition, we are subject to the rules of the SEC and the Nasdaq Global Select Market relating to the membership, qualifications, and operations of the audit committee and the membership of the compensation committee, as discussed below. John Stephens is our lead independent director under the rules of the Nasdaq Global Select Market.
Family Relationships
There are no family relationships among any of our directors and executive officers.
Committees of the Board of Directors
Our Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. The function and authority of these committees are described below:
Audit Committee
Our audit committee currently consists of Erik Anderson, Steven H. Goldberg, Lesa Roe and John Stephens. The Board, at the recommendation of the nominating and corporate governance committee, has determined that each of the members of the audit committee satisfies the heightened independence requirements of the Nasdaq Global Select Market and Rule 10A-3 under the Exchange Act and is able to read and understand fundamental financial statements in accordance with the Nasdaq Global Select Market audit committee requirements. In arriving at this determination, the nominating and corporate governance committee and Board examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.
John Stephens serves as the chair of the audit committee. The Board, at the recommendation of the nominating and corporate governance committee, determined that Mr. Stephens qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the rules of the Nasdaq Global Select Market. In making this determination, the nominating and corporate governance committee and Board considered formal education and previous experience in financial roles. Our independent registered public accounting firm and management periodically meet privately with our audit committee. Our audit committee did not hold any meetings in 2021 following the consummation of the Business Combination. Legacy Solid Power did not have an audit committee.
The functions of this committee include, among other things:
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evaluating the performance, independence and qualifications of our independent auditors, including review and evaluation of the lead audit partner;

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reviewing our accounting and financial reporting processes and disclosure controls;

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reviewing and approving in advance the engagement of our independent auditors to perform audit services and any permissible non-audit and tax services as well as compensating, evaluating and overseeing our independent auditors;

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reviewing the adequacy and effectiveness of our internal control policies and procedures and integrity of our financial statements;

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reviewing our internal audit function including the responsibilities, budget, staffing and effectiveness of our internal audit function;

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as required by law, obtaining and reviewing at least annually a written report by each of our independent auditors describing the independent auditor’s internal quality control procedures, any material issues raised by the most recent internal quality-control review and all relationships between the independent auditor and the Company that may impact objectivity;

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reviewing our annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (the “MD&A”), discussing the statements and reports with our independent auditors and management, and making a recommendation to the Board as to whether the audited financial statements and the MD&A should be included in the Company’s Form 10-K for filing with the SEC;

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reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation, including any use of pro forma or adjusted non-GAAP information, and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting, auditing or other matters including investigating any complaints received pursuant to our whistleblower policy and/or Code of Conduct (as defined below);

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preparing the report that the SEC requires in our annual proxy statement;

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reviewing, approving or ratifying, and monitoring any related party transactions involving directors, executive officers or affiliated stockholders beneficially owning more than 5% of any class of our voting securities in accordance with our related person transaction policy;

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reviewing, monitoring and discussing with management and the independent auditors’ compliance with legal, regulatory and internal compliance responsibilities, as well as ethical compliance programs, including our global anti-bribery and anti-corruption policy;

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reviewing and discussing with management and independent auditor’s guidelines and policies to identify, monitor and address our enterprise risks, including major financial risk exposures, and overseeing and monitoring the process by which risk assessment and risk management is implemented;

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reviewing and discussing with management our cybersecurity risk exposures and the steps taken to monitor or mitigate such exposures; and

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reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

Our Board has adopted a written charter for the audit committee, which is available on our website.
Compensation Committee
Our compensation committee currently consists of Steven H. Goldberg, Aleksandra Miziolek and John Stephens. Dr. Goldberg serves as the chair of the compensation committee. Ms. Miziolek joined the

Board and was appointed to serve on the compensation committee in February 2022, and accordingly did not participate in any discussions or deliberations relating to the 2021 compensation of our executive officers or the development of our non-employee director compensation program.
The Board, at the recommendation of the nominating and corporate governance committee, determined that each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of Rule 10C-1 of the Exchange Act and the rules of the Nasdaq Global Select Market. Our compensation committee did not hold any meetings in 2021 following the consummation of the Business Combination. Legacy Solid Power did not have a compensation committee.
The functions of this committee include, among other things:
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reviewing and approving the corporate goals and objectives that pertain to the determination of executive compensation for our executive officers’ performance in light of such goals and objectives;

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reviewing and approving the compensation and other terms of employment of our executive officers including the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for our executive officers;

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reviewing, approving and overseeing our employee benefit and equity incentive plans, including the grant of equity awards in accordance with procedures and guidelines as may be established by the Board;

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advising the Board on management proposals to stockholders on executive compensation matters including, when applicable, advisory votes on executive compensation and the frequency of such votes, and proposals received from stockholders on executive compensation matters;

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periodically reviewing our employee compensation plans to ensure consistency with our general compensation strategy;

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reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

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overseeing regulatory compliance with respect to compensations matters including (i) reviewing with management our disclosures regarding executive compensation matters in our periodic reports or proxy statements to be filed with the SEC, and (ii) producing a compensation committee report to be included in our periodic reports or proxy statements, in each case, to the extent included in any such report or proxy statement;

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reviewing and evaluating with management risks related to our compensation policies and practices, including whether the policies and practices encourage excessive risk-taking;

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reviewing and monitoring compliance with stock ownership guidelines for our executive officers and non-employee board members;

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reviewing and approving any clawback policy to recoup compensation paid to employees; and

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reviewing and evaluating on an annual basis the performance of the compensation committee and the compensation committee’s charter.

Our Board has adopted a written charter for the compensation committee, which is available on our website. The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq Global Select Market and the SEC.

In May 2021, the Legacy Solid Power Board retained Compensia, Inc. (“Compensia”) as its independent compensation consultant. The compensation committee retained Compensia following the business combination to advise the compensation committee with respect to director and officer compensation matters. As requested, a representative of Compensia may attend certain meetings of the compensation committee and communicate with compensation committee members outside of meetings. In assessing the independence of Compensia, the compensation committee considered the factors required by the Nasdaq Global Select Market and the SEC and determined Compensia was independent.
In February 2022, the compensation committee retained Winston & Strawn LLP (“Winston”) as its independent counsel to advise the compensation committee with respect to director and officer compensation matters. As requested, a representative of Winston may attend certain meetings of the compensation committee and communicate with compensation committee members outside of meetings. In assessing the independence of Winston, the compensation committee considered the factors required by the Nasdaq Global Select Market and the SEC and determined Winston was independent.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Steven H. Goldberg, Aleksandra Miziolek, Lesa Roe, John Stephens and Robert M. Tichio. Each of the members of our nominating and corporate governance committee satisfy the independence requirements of the rules of the Nasdaq Global Select Market. Robert M. Tichio serves as the chair of our nominating and corporate governance committee. As discussed above, Mr. Tichio has notified the Board of his decision to not stand for re-election at the Annual Meeting; therefore, we expect our Board will elect a new chair of this committee effective following the Annual Meeting. Our nominating and corporate governance committee did not hold any meetings in 2021 following the consummation of the Business Combination. Legacy Solid Power did not have a nominating and corporate governance committee.
The functions of this committee include, among other things:
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identifying, reviewing and making recommendations to the Board of candidates to serve on the Board;

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reviewing, assessing and making recommendations to the Board regarding the desired qualifications, expertise, and characteristics sought of board members;

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establishing procedures for the submission of candidates for election to the Board and evaluating nominations by stockholders of such candidates;

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establishing procedures for evaluating the independence of directors against the independence requirements of Nasdaq and the applicable rules and regulations of the SEC and other applicable laws;

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establishing the evaluation criteria and overseeing the annual self-evaluation of the Board, committees of the Board and individual Board members and making recommendations to the Board as to whether continued service on the Board is appropriate;

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evaluating the current size, composition, organization and governance of the Board and its committees and making recommendations to the Board for changes to any of the foregoing;

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reviewing our succession planning process for our Chief Executive Officer and other members of our executive management team and assisting the Board in evaluating potential successors of the executive management team;

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developing and reviewing our corporate governance guidelines and recommending to the Board any changes to our corporate governance guidelines;

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reviewing issues and developments related to corporate governance practices and recommending to the Board any changes to our corporate governance practices;

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reviewing and discussing with management the disclosure of our corporate governance practices, and providing a recommendation whether this disclosure be included in our proxy statement or our annual report on Form 10-K;

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overseeing the orientation and continuing education of board members pursuant to our corporate governance guidelines;

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developing, approving, reviewing and monitoring compliance with our Code of Conduct;

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reviewing and approving any actual or potential conflicts of interests of board members and corporate officers, other than related party transactions reviewed by the audit committee, as well as any proposed taking of a corporate opportunity by Board members and corporate officers;

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administering policies and procedures for various constituencies to communicate with the non-management Board members; and

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reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.

Our Board has adopted a written charter for the nominating and corporate governance committee, which is available on our website.
Board Leadership Structure
We combine the positions of President and Chairman of the Board. We believe that the President, as a Company executive, is in the best position to fulfill the Chairman’s responsibilities, including those related to identifying emerging issues facing the Company and communicating essential information to the Board about the Company’s performance and strategies. We believe his in-depth knowledge of the Company and his extensive executive and management experience makes him uniquely well positioned to lead the Board in developing and monitoring the strategic direction of the Company.
In addition, John Stephens serves as our lead independent director. As the lead independent director, Mr. Stephens is responsible for, among other things, calling separate meetings of the independent directors, determining the agenda and serving as chairperson of meetings of independent directors, reporting to our Chief Executive Officer and the Chairman of the Board regarding feedback from executive sessions, serving as spokesperson for the Company as requested, helping to set the agenda for meetings of the Board and performing such other responsibilities that may be designated by a majority of the independent directors from time to time.
Board’s Role in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our audit committee has the responsibility to oversee and discuss our enterprise risk management, including major financial risk exposures, and the steps our management will take to monitor and oversee such exposures, such as guidelines and policies to govern the processes by which risk assessment and management is undertaken. In addition to enterprise risk management, the audit committee also monitors compliance with legal and regulatory requirements and ethical programs, including our global anti-bribery and anti-corruption policy, and also reviews and discusses with management our cybersecurity risk exposures and the steps taken to monitor or mitigate such exposures. Our compensation committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. Our nominating and corporate governance committee is responsible for monitoring compliance with our Code of Conduct which, among other things, promotes honest and ethical conduct and the appropriate handling of actual or apparent conflicts of interest. The Board or applicable committee also has authority to engage external advisors to the extent necessary or appropriate.
Other Information about the Board of Directors
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has ever been an executive officer or employee of Solid Power. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of the Board or compensation committee.
Code of Business Conduct
The Board adopted a code of business conduct and ethics (the “Code of Conduct”), applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website. The nominating and corporate governance committee of the Board is responsible for developing, reviewing, and monitoring compliance with the Code of Conduct, other than matters related to accounting or auditing matters, which are handled by our audit committee. Any waivers of the Code of Conduct for employees, executive officers or directors must be approved by the Board. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
Corporate Governance Guidelines
The Board adopted corporate governance guidelines that serve as a framework within which the Board and its committees operate. These guidelines cover a number of areas including director responsibilities, Board agenda, roles of the chair of the Board, principal executive officer and lead independent director, meetings of independent directors, committee responsibilities and assignments, Board member access to management and independent advisors, director communications with third parties, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines is posted on our website.
Annual Meeting Attendance
Each of our directors is strongly encouraged to attend our annual meetings of stockholders. We expect that all of our directors will attend the 2022 Annual Meeting.
Director Nominations
Our nominating and corporate governance committee will recommend to the Board candidates for nomination for election at the annual meeting of the stockholders. The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Bylaws.
We do not intend to formally establish any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities, attributes that contribute to the total mix of viewpoints and experience represented on the Board and the ability to represent the best interests of our stockholders.

EXECUTIVE COMPENSATION
To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward talented and qualified executives who share our philosophy and desire to work towards achieving our goals.
We believe our compensation program should promote the success of our company and align executive incentives with the long-term interests of our stockholders. Our compensation program for 2021 executive compensation reflected our startup origins in that they consisted primarily of salary, bonus and stock option awards. We intend to continue to evaluate our philosophy and compensation programs as circumstances require. In May 2021, Legacy Solid Power engaged Compensia, an independent compensation consultant, to assess the competitiveness of our executive and director compensation programs.
We are considered an emerging growth company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, this section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. As an emerging growth company, our reporting obligations extend only to the individuals serving as our chief executive officer and our two other most highly compensated executive officers for 2021, whom we refer to as our “named executive officers” or our “NEOs”.
For the year ended December 31, 2021, our named executive officers were:
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Douglas Campbell, Chief Executive Officer;

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David Jansen, President; and

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Jon Jacobs, Chief Marketing Officer.

Summary Compensation Table
The following table sets forth information concerning compensation paid by us to our NEOs for their services rendered to us in all capacities during the years ended December 31, 2020 and 2021:
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Douglas Campbell	2021	258,333	162,500	981,783	15,941	1,418,557
Chief Executive Officer	2020	225,000	100,000	—	10,500	335,500
David Jansen	2021	174,166	96,250	2,618,087	8,061	2,896,564
President
Jon Jacobs(4)	2021	45,833	20,052	2,444,975	100,268	2,611,128
Chief Marketing Officer

(1)
The amounts in this column include cash bonuses earned for the year ended 2021 but paid in February 2022.

(2)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 718. See Note 12 to our Consolidated Financial Statements included our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our stock options.

(3)
For Mr. Campbell, the amounts in this column represent matching contributions under Legacy Solid Power’s 401(k) plan in the amount of $14,333 for 2021, health savings account contributions made on behalf of Mr. Campbell in the amount of $1,500 for 2021, and $108 of life insurance premiums paid by the Company in 2021. For Mr. Jansen, the amount in this column represents matching contributions under Legacy Solid Power’s 401(k) plan in the amount of $7,953 and $108 of life insurance premiums paid by the Company in 2021. For Mr. Jacobs, the amount in this column represents $100,000 paid by the

Company for relocation expenses, health savings account contributions made on behalf of Mr. Jacobs in the amount of $250, and $18 in life insurance proceeds.
(4)
Mr. Jacobs has served as Chief Marketing Officer since October 18, 2021.

Components of Executive Officer Compensation
For 2021, the compensation program for our named executive officers consisted of base salary, annual bonus opportunity, and, in certain instances, incentive compensation delivered in the form of stock option awards, as well as 401(k) match and health savings account contributions, life insurance premiums, and relocation expenses. In August 2021, the Legacy Solid Power Board, in consultation with Compensia and upon recommendation of the Solid Power compensation committee, approved market-based adjustments to the base salary and target annual bonus opportunities for certain of our named executive officers and other key employees. The Company entered into a Letter Agreement with each of Mr. Campbell and Mr. Jansen as of August 5, 2021. Mr. Jacobs and the Company entered into an employment offer letter, dated September 26, 2021. The narrative below summarizes the payments and benefits that each named executive officer was entitled to receive during fiscal year 2021.
Base Salary
Base salary is set after taking into account the named executive officer’s duties and authorities, contributions, prior experience and individual and company performance.
Cash Bonus
Cash bonuses are determined by the compensation committee based on the performance of the named executive officer. Pursuant to their respective employment arrangements, Messrs. Campbell, Jansen, and Jacobs each earned an annual cash bonus with respect to the 2021 fiscal year as determined by the compensation committee in the amount of $162,500, $96,250, and $20,052, respectively, which bonuses were paid in 2022.
Stock Option Awards
Stock options have been granted to certain of our named executive officers under the 2014 Plan.
Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including medical, dental and vision insurance; life insurance; accident insurance; short-and long-term disability insurance; a health savings account; an employee assistance program; a flexible spending account for medical, dental, and vision expenses; a dependent flexible spending account; and a 401(k) plan.
Retirement Benefits
We provide a tax-qualified Section 401(k) plan for all employees, including the named executive officers. We provide a matching contribution for certain participants’ elective contributions to the 401(k) plan, including certain named executive officers. We do not provide to employees, including our named executive officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans and nonqualified defined contribution plans.
Letter Agreement with Douglas Campbell
On August 5, 2021, we entered into an employment letter with Mr. Campbell, our Chief Executive Officer. The employment letter does not have a specific term and provides that Mr. Campbell is an at-will employee. The employment letter provides that Mr. Campbell’s annual base salary is $325,000 and his target annual cash bonus is 50% of his annual base salary. Effective August 3, 2021, Mr. Campbell was granted an option to purchase 150,000 shares of Legacy Solid Power Common Stock at an exercise price of $15.96 per share, which converted into an option to purchase 477,296 shares of Common Stock of the Company at an exercise price of $5.02 per share on December 8, 2021 as detailed above under the heading “Stock Option Awards.” The option vests 1/4th one year after the vesting commencement date and then in a series of 36 equal monthly installments measured from the first anniversary of the vesting commencement date, in each case, subject to acceleration as set forth in the Executive Severance Plan. The option expires on August 3, 2031.
Letter Agreement with David Jansen
On August 5, 2021, we entered into an employment letter with Mr. Jansen, our President. The employment letter does not have a specific term and provides that Mr. Jansen is an at-will employee. The employment letter provides that Mr. Jansen’s annual base salary is $275,000 and his target annual cash bonus is 35% of his annual base salary. Effective August 3, 2021, Mr. Jansen was granted an option to purchase 400,000 shares of Legacy Solid Power Common Stock at an exercise price per share of $15.96, which converted into an option to purchase 1,272,791 shares of Common Stock of the Company at an exercise price of $5.02 per share on December 8, 2021 as detailed above under the heading “Stock Option Awards.” The option vests 1/4th one year after the vesting commencement date and then in a series of 36 equal monthly installments measured from the first anniversary of the vesting commencement date, in each case, subject to acceleration as set forth in the Executive Severance Plan. The option expires on August 3, 2031.
Offer Letter with Jon Jacobs
On September 26, 2021, we entered into an employment offer letter with Mr. Jacobs, our Chief Marketing Officer. The offer letter does not have a specific term and provides that Mr. Jacobs is an at-will employee. The offer letter provides that Mr. Jacob’s annual base salary is $275,000, and his target annual cash bonus is 35% of his annual base salary, subject to Board approval. Effective October 19, 2021, Mr. Jacobs was granted an option to purchase 325,000 shares of Legacy Solid Power Common Stock, at an exercise price per share of $18.82, which converted into an option to purchase 1,034,143 shares of Common Stock of the Company at an exercise price of $5.92 per share on December 8, 2021 as detailed above under the heading “Stock Option Awards.” The option vests 1/4th one year after the vesting commencement date and then in a series of 36 equal monthly installments measured from the first anniversary of the vesting commencement date, in each case, subject to acceleration as set forth in the Executive Severance Plan. The option expires on October 19, 2031.
Executive Change in Control and Severance Plan
Each outstanding option to purchase shares of our Common Stock held by our named executive officers and granted prior to August 2021 is subject to vesting acceleration under the 2014 Plan Vesting Acceleration provisions below.
In August 2021, the Legacy Solid Power Board adopted an Executive Change in Control and Severance Plan, or the Executive Severance Plan, pursuant to which our named executive officers and certain other key employees are eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Executive Severance Plan. This Executive Severance Plan was developed with input from Compensia, regarding severance practices at comparable companies. It is designed to attract, retain and reward senior level employees. The Executive Severance Plan will be in lieu of any other severance payments and benefits to which such key employee was entitled prior to signing the participation agreement, other than the 2014 Plan Vesting Acceleration provisions, which will continue to apply.
Each of our named executive officers (each, a “participant”) has entered into a participation agreement under our Executive Severance Plan providing for the rights to the applicable payments and benefits described below.
In the event of an “involuntary termination” of the employment of a participant (i) by us for a reason other than “cause,” or the participant’s death or “disability,” or (ii) by him for “good reason” (as such terms are defined in our Executive Severance Plan), in either case, that occurs outside the change in control period (as described below), then the participant will be entitled to the following payments and benefits:
•
a lump sum payment equal to six months of the participant’s annual base salary as in effect immediately prior to their involuntary termination of employment, or, in the case of Mr. Campbell, 12 months; and

•
reimbursement for premium cost for continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or a taxable lump sum payment equal to the premium cost of continued health coverage under COBRA, for a period of six months, or, in the case of Mr. Campbell, 12 months.

In the event of an “involuntary termination” of the employment of a participant (i) by us for a reason other than “cause,” or the participant’s death or “disability” or, (ii) by him for “good reason,” in either case, within a period beginning three months prior to and ending 12 months following a “change in control” (as defined in our Executive Severance Plan) (such period, the “change in control period”), then the participant will be entitled to the following payments and benefits:
•
a lump sum payment equal to 12 months of the participant’s annual base salary as in effect immediately prior to their involuntary termination of employment, or, in the case of Mr. Campbell, 18 months;

•
a lump sum payment equal to such participant’s annual target bonus in effect for the year of termination, or, in the case of Mr. Campbell, 150% of annual target bonus in effect for the year of termination;

•
reimbursement for premium cost for continued health coverage under COBRA or a taxable lump sum payments equal to the premium cost of continued health coverage under COBRA for a period of 12 months, or, in the case of Mr. Campbell, 18 months; and

•
100% accelerated vesting of all outstanding equity awards granted on or after August 4, 2021, and, with respect to such equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s).

The receipt of the payments and benefits provided for under the Executive Severance Plan described above is conditioned on the participant signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the participant’s involuntary termination of employment, as well as compliance with certain non-disparagement provisions and continued compliance with the invention assignment and confidentiality agreement applicable to the participant.
In addition, if any of the payments or benefits provided for under the Executive Severance Plan or otherwise payable to a participant would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and could be subject to the related excise tax, the participant will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. The Executive Severance Plan does not require us to provide any tax gross-up payments to the participants.
2021 Named Executive Officer Compensation
In August 2021, the Legacy Solid Power Board, in consultation with Compensia, approved market-based adjustments to the base salary and target annual bonus opportunities for our named executive officers and other key employees.
In August 2021, the Legacy Solid Power Board also approved option grants to Mr. Campbell and Mr. Jansen covering 150,000 shares and 400,000 shares, respectively, of Legacy Solid Power Common Stock, at an exercise price per share of Legacy Solid Power Common Stock of $15.96. In October 2021, the Legacy Solid Power Board approved an option grant to Mr. Jacobs covering 325,000 shares of Legacy Solid Power Common Stock, at an exercise price per share of Legacy Solid Power Common Stock of $18.82. These grants were made to provide them additional incentives to remain with us and to promote further alignment between their interests and those of our stockholders. In determining the size of these grants, the Legacy Solid Power Board, in consultation with Compensia, considered several factors, including the percentage ownership in Legacy Solid Power held by each named executive officer and the amount his ownership interests were unvested as of the date of grant, the estimated value of his company ownership interests, market data for similarly situated executives at comparable companies, the named executive officer’s past and expected future contributions.

The grants are subject to the terms and conditions of the 2014 Plan and the applicable form of option agreement thereunder, and vest as to 1/4th of these shares after one year after the grant date with the balance of the shares vesting in a series of 36 successive equal monthly installments measured from the first anniversary of the grant date, subject to the named executive officer’s continued service with us, and further subject to vesting acceleration under the 2014 Plan Non-Assumption Provision and under certain circumstances as described under “— Potential Payments upon Termination or Change in Control.”
Outstanding Equity Awards at 2021 Fiscal Year End
The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2021:
		Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Douglas Campbell	02/01/2017	5,091,169	—	0.04	02/01/2022(2)
Douglas Campbell	08/03/2021(3)	—	477,296	5.02	08/03/2031
David B. Jansen	02/01/2017	1,590,990	—	0.03	02/21/2027
David B. Jansen	08/03/2021(3)	—	1,272,791	5.02	08/03/2031
Jon Jacobs	10/19/2021(4)	—	1,034,143	5.92	10/19/2031

(1)
Pursuant to the Business Combination, on the Closing Date, each Legacy Solid Power option was converted into an option to purchase a number of shares of Common Stock of the Company, equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy Solid Power Common Stock subject to such Legacy Solid Power option immediately prior to the Closing Date and (y) an exchange ratio equal to approximately 3.182 (the “Exchange Ratio”), at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Legacy Solid Power option immediately prior to the Closing Date divided by (B) the Exchange Ratio.

(2)
Mr. Campbell exercised this stock option and acquired 5,091,169 shares of Common Stock on January 12, 2022.

(3)
The shares of Common Stock subject to these stock options vest and become exercisable under the following schedule: 25% of the shares subject to the stock option vest on August 3, 2022 and 1/36 of the remaining shares subject to the stock option will vest monthly thereafter.

(4)
The shares of Common Stock subject to these stock options vest and become exercisable under the following schedule: 25% of the shares subject to the stock option vest on October 18, 2022 and 1/36 of the remaining shares subject to the stock option will vest monthly thereafter.

401(k) Plan
We maintain a 401(k) retirement savings plan, for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. All of a participant’s deferral contributions into the 401(k) plan are 100% vested when contributed. Any matching employer contributions are 100% vested when contributed. The 401(k) plan permits us to make discretionary nonelective employer contributions and discretionary matching employer contributions. Any nonelective employer contribution allocated to a participant will be scheduled to vest as to 25% of such contribution when the participant completes two years of service and as to 25% of such contribution when the participant completes each additional year of service. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code.

As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions generally are not taxable when distributed from the 401(k) plan.
Treatment of Legacy Solid Power Options in the Merger
As of the Closing Date and by virtue of the merger, each Legacy Solid Power Option that was outstanding and unexercised as of immediately prior to the Closing Date was converted into an option to acquire a number of shares of our Common Stock equal to the product of (x) the number of shares of Legacy Solid Power Common Stock subject to the applicable Legacy Solid Power Option and (y) the Exchange Ratio, and was subject to the same terms and conditions as were applicable to such Legacy Solid Power Option (each an “Assumed Solid Power Option”). The exercise price per share of each Assumed Solid Power Option was equal to the quotient obtained by dividing (x) the exercise price per share applicable to such Legacy Solid Power Option by (y) the Exchange Ratio.
DIRECTOR COMPENSATION
Outside Director Compensation Policy
On December 8, 2021, the Board approved the Outside Director Compensation Policy for non-employee directors (the “Outside Director Compensation Policy”), which is designed to attract, retain and reward outside directors. Under the Director Compensation Policy, each outside director will receive the cash and equity compensation for board services described below. We also will reimburse our outside directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees and other expenses.
Maximum Annual Compensation Limit
Our Outside Director Compensation Policy includes a maximum annual limit of $500,000 of cash compensation and equity compensation awards that may be paid, issued, or granted to an outside director in any fiscal year (increased to $750,000 in the outside director’s initial year of service as an outside director). For purposes of this limitation, the grant date fair value is determined in accordance with GAAP as then in effect. Any cash compensation or equity awards granted under the 2021 Equity Incentive Plan (the “2021 Plan”) to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as an outside director) or prior to the Closing Date, will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside directors.
Cash Compensation
Outside directors are entitled to receive the following compensation for their service under our Outside Director Compensation Policy:
•
$35,000 per year for service as a board member;

•
$25,000 per year for service as a lead independent director;

•
$35,000 per year for service as chair of the audit committee;

•
$10,000 per year for service as a member of the audit committee;

•
$15,000 per year for service as chair of the compensation committee;

•
$7,500 per year for service as a member of the compensation committee;

•
$10,000 per year for service as chair of the nominating and corporate governance committee; and

•
$5,000 per year for service as a member of the nominating and corporate governance committee.

Each outside director who serves as the chair of a committee will receive only the annual cash fee as the chair of the committee, and not the additional annual cash fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation
Immediately prior to a Change in Control (as defined in the 2021 Plan), each outside director’s outstanding awards will fully vest, provided that the outside director continues to be an outside director through the date of the change in control.
Initial Awards
Each individual who first becomes an outside director following the effective date of the Outside Director Compensation Policy will be granted an award of Restricted Stock Units (an “Initial Award”) covering a number of shares of Common Stock, with such Award having a grant date fair value (determined in accordance with GAAP) (the “Grant Value”) equal to $165,000, rounded to the nearest whole share of Common Stock.
Each Initial Award will vest as to 1/12th of the Initial Award beginning on the first Company Quarterly Vesting Date (as defined below) following the outside director’s service and as to 1/12th of the Initial Award on each Company Quarterly Vesting Date thereafter, subject to the outside director continuing to be a service provider through the applicable vesting date. “Company Quarterly Vesting Date” means February 15, May 15, August 15, or November 15 of each year.
Annual Award
On the date of each annual meeting of stockholders following the effective date of the Outside Director Compensation Policy, each outside director will be automatically granted an award of Restricted Stock Units (an “Annual Award”) covering a number of shares of Common Stock, with such award having a grant value of $125,000, rounded to the nearest whole share of Common Stock.
Director Compensation Table
The table below summarizes the compensation of each person serving as a non-employee director who received compensation from us for the year ended December 31, 2021:
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Erik Anderson(3)	—	—	—
Rainer Feurer(3)	—	—	—
Steven H. Goldberg(4)	5,107		5,107
John Stephens(5)	6,973	897,516	904,489
Robert M. Tichio(3)	—	—	—

(1)
Ms. Roe and Ms. Miziolek were appointed to the Board after December 31, 2021 and, therefore, are not included in the 2021 Director Compensation Table.

(2)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each director, computed in accordance with the FASB Accounting Standards Codification Topic 718. See Note 12 to our Consolidated Financial Statements included our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our stock options.

(3)
Messrs. Anderson, Feurer and Tichio each elected to waive his compensation for the year ended 2021.

(4)
As of December 31, 2021, Dr. Goldberg had 968,620 options outstanding, of which 544,848 were vested.

(5)
Mr. Stephens joined the Legacy Solid Power Board in September 2021. As of December 31, 2021, Mr. Stephens had 381,837 options outstanding, of which none were vested.

Narrative Discussion Regarding 2021 Director Compensation
Prior to December 8, 2021, our policy was to reimburse outside directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board and committee meetings. We also paid nominal cash fees for performing other services in their capacities as outside directors and occasionally granted stock options to our outside directors. In connection with joining the Legacy Solid Power Board, Mr. Stephens received an option to purchase 120,000 shares of Legacy Solid Power Common Stock at an exercise price of $18.82 per share, which converted into an option to purchase 381,837 shares of Solid Power Common Stock at an exercise price of $5.92 per share on the Closing Date (the “Stephens Option”). The Stephens Option vests equally over three years beginning with first anniversary of the grant. The Legacy Solid Power Board granted the Stephens Option to compensate Mr. Stephens for joining the Legacy Solid Power Board in advance of, and to assist in consummating, the closing of the Business Combination and for his guidance and support of our subsequent transition to being a public company.
Hedging Policy
The Board believes that it is undesirable for our directors, officers and employees to engage in hedging or speculative transactions that may put the personal gain of the insider in conflict with the best interests of the Company and our securityholders or otherwise give the appearance of impropriety. Therefore, our directors, officers, and employees, whether or not in possession of material non-public information, are generally prohibited from: (i) selling our securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery), (ii) transacting in put options, call options or other derivative securities, on an exchange or in any other organized market, (iii) engaging in hedging or monetization transactions, such as the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and (iv) certain other transactions set forth in our insider trading policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information, as of March 15, 2022, concerning the beneficial ownership of our common stock by: (i) each person we know to be the beneficial owner of more than 5% of our common stock; (ii) each of our current directors; (iii) each of our NEOs shown in our Summary Compensation Table; and (iv) all current directors and executive officers as a group.
As of March 15, 2022, there were 172,649,157 shares of our common stock issued and outstanding. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of March 15, 2022. Shares of our common stock issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Unless otherwise indicated, the address for each director and executive officer listed is: c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than Five Percent Holders
Decarbonization Plus Acquisition Sponsor III LLC(1)	15,757,353	8.8%
Riverstone Holdings LLC(2)	16,242,465	9.0%
Pierre Lapeyre, Jr. (3)	23,040,768	12.8%
David Leuschen(3)	23,040,768	12.8%
Entities affiliated with Volta Energy Technologies, LLC(4)	17,899,807	10.4%
Ford Motor Company(5)	11,632,911	6.7%
BMW Holding B.V. (6)	10,488,518	6.1%
Directors and Named Executive Officers
Douglas Campbell	11,773,329	6.8%
David B. Jansen(7)	2,386,485	1.4%
Jon Jacobs	—	—
Erik Anderson(8)	—	—
Rainer Feurer	—	—
Steven H. Goldberg(9)	645,746	*
Aleksandra Miziolek	—	—
Lesa Roe	—	—
John Stephens	—	—
Robert M. Tichio(10)	—	—
All Directors and Executive Officers as a Group (14 Individuals)(11)	20,385,957	11.3%

*
Less than 1%

(1)
Based on the Schedule 13G filed on February 15, 2022, consists of: (i) 8,390,000 shares of Common Stock and (ii) 7,367,353 shares of Common Stock underlying Private Placement Warrants held by Decarbonization Plus Acquisition Sponsor III LLC (the “Sponsor”) that are exercisable. Riverstone is the managing member of the Sponsor. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone and each of David M. Leuschen, Pierre F. Lapeyre, Jr. and Riverstone have shared voting and investment discretion with respect to the Common Stock held of record, as well as the Common Stock underlying the Private Placement Warrants, by the Sponsor. As such, each of Riverstone, David M. Leuschen and Pierre F. Lapeyre, Jr. may be deemed to have or share beneficial ownership of the shares of Common Stock, including the Common Stock underlying the Private Placement Warrants that are exercisable, held directly by the Sponsor. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.
(2)
Based on the Schedule 13G filed on February 15, 2022, consists of: (i) 8,390,000 shares of Common Stock held by the Sponsor, (ii) 7,367,353 shares of Common Stock underlying Private Placement Warrants held by the Sponsor that are exercisable and (iii) 485,112 shares of Common Stock held by Riverstone SP Partners, LLC (“Riverstone SP”). Riverstone is the managing member of the Sponsor and Riverstone SP. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone. As such, each of Riverstone, David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of, the shares of Common Stock, including the Common Stock underlying the Private Placement Warrants that are exercisable, held directly by the Sponsor and Riverstone SP. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(3)
Based on the Schedule 13G filed on February 15, 2022, consists of: (i) 8,390,000 shares of Common Stock held by the Sponsor, (ii) 7,367,353 shares of Common Stock underlying Private Placement Warrants held by the Sponsor that are exercisable (iii) 485,112 shares of Common Stock held by Riverstone SP and (iv) 6,798,303 shares of Common Stock held by REL Batavia Partnership, L.P (“REL”). Riverstone is the managing member of the Sponsor and Riverstone SP. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone and the sole members of the ultimate general partner of REL. As such, (i) each of Riverstone, David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of the shares of, the Common Stock, including the Common Stock underlying the Private Placement Warrants that are exercisable, held directly by the Sponsor and Riverstone SP and(ii) each of David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of, the shares of Common Stock held by REL. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(4)
Based on the Form 3 filed on December 16, 2021, consists of: (i) 2,451,793 shares of Common Stock held by Volta Energy Storage Fund I, LP (“Volta Energy”), (ii) 12,273,269 shares of Common Stock held by Volta SPV SPW, LLC (“Volta SPV”), and (iii) 3,174,745 shares of Common Stock held by Volta SPW Co-Investment, LP (“Volta SPW” and together with Volta Energy and Volta SPV, the “Volta Entities”). Volta Energy Storage Fund I GP, LLC is the general partner of Volta Energy and Volta SPW and has the power to direct investments and/or vote the shares beneficially held by them. Jeffrey Chamberlain, David Schroeder, Alexander Arkin, Jason Moede, and Michael Rochman are on the investment committee of Volta Energy Storage Fund I GP, LLC and, therefore, may be deemed to beneficially own the shares held by Volta Energy and Volta SPW. Volta Energy Technologies, LLC is the managing member of Volta SPV and has the power to direct investments and/or vote the shares beneficially held by it. Jeffrey Chamberlain is the Manager of Volta Energy Technologies, LLC and, therefore, may be deemed to beneficially own the shares held by Volta SPV. Each such entity and person disclaims any such beneficial ownership except to the extent of such entity’s or person’s pecuniary interest therein. The business address for the Volta Entities is 28365 Davis Pkwy STE 202, Warrenville, IL 60555.

(5)
Based on the Schedule 13G filed on December 20, 2021. The business address of Ford Motor Company is 1 American Road, Dearborn, Michigan 48126.

(6)
Based on the Schedule 13D filed on December 20, 2021. BMW Holding B.V., which is a wholly owned subsidiary of BMW INTEC Beteiligungs GmbH (“BMW INTEC”), which is a wholly owned subsidiary of Bayerische Motoren Werke AG (“BMW AG”). BMW AG is a publicly traded entity managed by a seven-person management board, which is supervised by a 20-person supervisory board.

BMW AG has the power to direct investments and/or vote the shares held by BMW Holding. Accordingly, BMW AG and BMW INTEC may also be deemed to indirectly beneficially own the securities. Each of BMW Holding B.V., BMW INTEC and BMW AG disclaims beneficial ownership of the shares except to their respective pecuniary interest therein. The business address of each of BMW AG and BMW INTEC is Petuelring 130, 80809 Munich, Federal Republic of Germany. The business address of BMW Holding B.V. is Einsteinlaan 5, 2289 CC Rijswijk, The Netherlands.
(7)
Consists of: (i) 795,495 shares of Common Stock held by Mr. Jansen and (ii) 1,590,990 shares of Common Stock underlying options held by Mr. Jansen.

(8)
The business address of Mr. Anderson is 920 5th Ave, Ste 3450, Seattle, WA 98104.

(9)
Consists of 645,746 shares of Common Stock underlying options held by Dr. Goldberg.

(10)
The business address of Mr. Tichio is 2744 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(11)
Includes (i) an aggregate of 12,568,824 shares of Common Stock held by executive officers and directors and (ii) 7,817,133 shares of Common Stock underlying options held by executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.”
Registration Rights Agreement
In connection with the Business Combination, the Company entered into the Amended and Restated Registration Rights Agreement, dated as of December 8, 2021 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed that, within 30 days after the Closing Date, it would file a registration statement, the “Resale Registration Statement,” with the SEC (at the Company’s sole cost and expense), and that the Company would use its reasonable best efforts to have the Resale Registration Statement declared effective as promptly as reasonably practicable after the filing thereof. In certain circumstances, the holders entitled to registration rights thereunder (the “Reg Rights Holders”) may demand our assistance with underwritten offerings and block trades, and the Reg Rights Holders are entitled to certain piggyback registration rights. The Registration Rights Agreement does not provide for the payment of any cash penalties by us if we fail to satisfy any of our obligations under the Registration Rights Agreement.
Pre-Business Combination Related Party Transactions
Convertible Note Financing
In 2020 and 2021, Legacy Solid Power completed the private placement of approximately $7.4 million aggregate principal amount of its convertible notes to, among others, the Volta Entities, each of which, together with its affiliates, is a beneficial owner of more than 5% of the outstanding shares of Common Stock.
Series B Preferred Stock Financing
In 2021, Legacy Solid Power completed the Series B Financing, which was a private placement of shares of Legacy Solid Power Series B Preferred Stock at a purchase price of $18.041 per share to, among others, the following related parties, each of which, together with its affiliates, is a beneficial owner of more than 5% of the outstanding shares of Common Stock:
Stockholder	Shares of Legacy Solid Power Series B Preferred Stock	Total Consideration Paid ($ in millions)
BMW Holding B.V.(1)	2,746,853	$49.6
Ford Motor Company(2)	1,662,879	$30.0
Volta Entities(3)	2,381,673	$43.0

(1)
Rainer Feurer became a member of the Legacy Solid Power Board in connection with the Series B Financing. Dr. Feurer was appointed to the Legacy Solid Power Board by entities affiliated with BMW Holding.

(2)
Theodore Miller became a member of the Legacy Solid Power Board in connection with the Series B Financing. Mr. Miller was appointed to the Legacy Solid Power Board by Ford Motor Company. Mr. Miller resigned from the Legacy Solid Power Board effective as of the Closing Date.

(3)
Includes shares purchased by the Volta Entities.

In connection with the Series B Financing, Legacy Solid Power, the related parties set forth above, and certain other Solid Power stockholders entered into an Amended and Restated Voting Agreement, an Amended and Restated Right of First Refusal and Co-Sale Agreement, and Amended and Restated Investors’

Rights Agreement (collectively, the “Series B Financing Documents”). Legacy Solid Power’s obligations under the Series B Financing Documents terminated upon the Closing Date.
Transactions with Roccor
Until October 2020, Roccor was partially owned by Douglas Campbell, our Chief Executive Officer and a member of our Board, and Legacy Solid Power’s Chief Executive Officer and a member of the Legacy Solid Power Board. In 2020, Legacy Solid Power entered into subcontractor agreements with Roccor, pursuant to which Legacy Solid Power provided technical support to Roccor on a government research contract and research and development support. In 2020, Roccor paid an aggregate of approximately $0.2 million to Legacy Solid Power in connection with such subcontractor agreements.
Additional Transactions with BMW
Pursuant to certain commercial arrangements with BMW, BMW AG or its affiliates paid an aggregate of approximately $0.5 million and $0 to Legacy Solid Power in the years ended December 31, 2020 and 2021, respectively. BMW AG and its affiliates are beneficial owners of more than 5% of the outstanding shares of Common Stock.
In connection with the Series B Financing, Legacy Solid Power and BMW Holding, an affiliate of BMW AG and one of Legacy Solid Power’s and our stockholders, entered into the BMW Nomination Agreement, pursuant to which BMW Holding received certain board observer rights and director nomination rights, including the right to nominate a director for election to the Board.
Related Party Transactions with Sponsor
Founder Shares
In February 2021, the Sponsor purchased an aggregate of 10,062,500 shares of DCRC Class B Common Stock in exchange for the payment of $25,000 of expenses on DCRC’s behalf. In March 2021, the Sponsor forfeited 400,000 shares of DCRC Class B Common Stock, and an aggregate of 400,000 shares of DCRC Class B Common Stock were issued to DCRC’s independent director nominees at their original purchase price. In April 2021, one of DCRC’s independent directors forfeited 40,000 shares of DCRC Class B Common Stock in connection with such director’s resignation from the DCRC Board, and the Sponsor acquired an equivalent number of shares of DCRC Class B Common Stock from us. In May 2021, the Sponsor forfeited 1,312,500 shares of DCRC Class B Common Stock in connection with the expiration of the underwriters’ over-allotment option for the initial public offering, resulting in the Sponsor and DCRC’s independent directors holding an aggregate of 8,750,000 shares of DCRC Class B Common Stock (the “Founder Shares”). On October 25, 2021, certain of the initial stockholders elected to convert an aggregate of 8,710,000 of the Founder Shares into shares of DCRC Class A Common Stock. At Closing, the remaining 40,000 Founder Shares then outstanding automatically converted into shares of our Common Stock.
Private Placement Warrants
The Sponsor and DCRC’s independent directors hold an aggregate of 7,666,667 Private Placement Warrants, 6,666,667 of which were purchased for a purchase price of $1.50 per Warrant in a private placement that occurred simultaneously with the closing of the initial public offering and 1,000,000 of which were issued in exchange for the forgiveness of $1.5 million of working loans incurred by DCRC to finance transaction costs in connection with the Business Combination.
Each Private Placement Warrant entitles the holder to purchase one share of our Common Stock at $11.50 per share. The Private Placement Warrants (including the Common Stock issuable upon exercise thereof) could not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until January 7, 2022.
Administrative Support Agreement
On March 23, 2021, DCRC entered into an administrative support agreement with an affiliate of the Sponsor, pursuant to which DCRC paid an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination, DCRC ceased paying these monthly fees.
The Sponsor, officers and directors, or any of their respective affiliates, was reimbursed for any out-of-pocket expenses incurred in connection with activities on DCRC’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. DCRC’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, officers, directors or DCRC’s or their affiliates and determined which expenses and the amount of expenses that were reimbursed. There was no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on DCRC’s behalf.
Related Party Loans and Advances
DCRC’s liquidity needs up to the initial public offering were satisfied through receipt of a $25,000 capital contribution from the Sponsor in exchange for the issuance of Founder Shares to the Sponsor. Subsequent to the consummation of the initial public offering, DCRC’s liquidity needs were satisfied through the net proceeds of approximately $1.1 million from the private placement of 6,666,667 Private Placement Warrants held outside of the Trust Account.
In addition, in order to finance transaction costs in connection with the Business Combination, the Sponsor or an affiliate of the Sponsor or certain of DCRC’s officers and directors were permitted, but were not obligated, to loan DCRC funds as may have been required. Upon the closing of the Business Combination, DCRC repaid such loaned amounts other than $1.5 million, which was converted into 1,000,000 Private Placement Warrants.
Registration Rights
The Sponsor and directors of the Company prior to the Business Combination were entitled to certain registration rights pursuant to a registration rights agreement entered into in connection with the Company’s initial public offering. Such agreement was terminated and replaced by the Registration Rights Agreement in connection with the Business Combination.
Sponsor Letter
In connection with the execution of a business combination agreement (the “Business Combination Agreement”), on June 15, 2021, the Sponsor and certain directors of DCRC entered into the Sponsor Letter, pursuant to which, among other things, the Sponsor and such directors agreed to (i) waive the anti-dilution rights set forth in the DCRC Charter with respect to the Founder Shares held by them, (ii) comply with the lock-up provisions in the Letter Agreement, dated March 23, 2021, by and among DCRC, the Sponsor and DCRC’s directors and officers and (iii) vote all the shares of DCRC Class A Common Stock and Founder Shares held by them in favor of the adoption and approval of the Business Combination Agreement and the Business Combination.
Related Person Transaction Policy
The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. For purposes of this policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Solid Power or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.
Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including Common Stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the audit committee of the Board (or, where review by the audit committee would be inappropriate, to another independent body of the Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, the audit committee will consider the relevant available facts and circumstances, which may include, but are not limited to:
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any person who is, or at any time during the applicable period was, one of our executive officers or a member of the Board;

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the risks, costs, and benefits to us;

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the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

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the terms of the transaction;

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the availability of other sources for comparable services or products; and

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the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

PROPOSAL NO. 2  —  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit committee of our Board of Directors has selected Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and the Board has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young, LLP has been engaged by us since December 8, 2021. Representatives of Ernst & Young, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm. However, the Board is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, LLP. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.
Change in Auditor
On December 8, 2021, the audit committee through a written consent approved the engagement of Ernst & Young, LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Ernst & Young, LLP served as independent registered public accounting firm of Legacy Solid Power prior to the Business Combination. Accordingly, as previously disclosed, WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of DCRC prior to the Business Combination, was informed on December 8, 2021 that it would be replaced by Ernst & Young, LLP.
The report of Withum on DCRC’s financial statements as of June 30, 2021 and for the period from January 29, 2021 (DCRC’s inception) through June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.
During the period from January 29, 2021 (DCRC’s inception) to June 30, 2021 and the subsequent interim period through December 8, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its report on DCRC’s pre-merger financial statements as of June 30, 2021 and for the period from January 29, 2021 (DCRC’s inception) to June 30, 2021. During the period from January 29, 2021 (DCRC’s inception) to June 30, 2021 and the subsequent interim period through December 8, 2021, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K.).
We provided Withum with a copy of the foregoing disclosures when they were originally disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2021, at which time Withum furnished a letter addressed to the SEC stating that it agreed with the statements made therein, a copy of which is incorporated as Exhibit 16.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2021.
Vote Required
The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the annual meeting will be required to ratify the selection of Ernst & Young, LLP for our fiscal year ending December 31, 2022. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

Audit, Audit-Related, Tax and All Other Fees
The following table presents fees for professional services rendered by our independent registered public accounting firm:
	Year Ended December 31,
(amounts in thousands)	2021	2020
Audit Fees(1)	$1,130	$460
Audit-Related Fees	—	—
Tax Fees	—	—
Total Fees	$1,130	$460

(1)
Consists of fees for audit services related to the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. The Audit Fees incurred in also include fees relating to services performed in connection with our securities offerings, in each case including comfort letters, consents and review of documents filed with the SEC and other offering documents.

Pre-Approval Policies and Procedures
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The audit committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before our independent registered public accounting firm is engaged to provide a service. The audit committee has determined that the rendering of tax-related services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence for audit purposes. Our independent registered public accounting firm has not been engaged to perform any non-audit services other than tax-related services.
THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE
“FOR” PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE
The audit committee operates pursuant to a written charter, which complies with the corporate governance standards of The Nasdaq Global Select Market. A copy of the current charter is available on our website. This report reviews the actions taken by the audit committee with regard to our financial reporting process for the fiscal year 2021 and the audited consolidated financial statements.
The audit committee is composed solely of independent directors. None of the audit committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.
Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report for the year ended December 31, 2021, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The audit committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. In addition, the audit committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’communications with the audit committee regarding independence. The audit committee also considered whether the provision of services during the fiscal year ended December 31, 2021 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.
Additionally, the audit committee discussed with the independent auditors the overall scope and plan for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for the year ended December 31, 2021 for filing with the SEC.
*The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
THE AUDIT COMMITTEE
John Stephens, Chairman
Erik Anderson
Steven H. Goldberg
Lesa Roe

WHERE TO GET ADDITIONAL INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is https://ir.solidpowerbattery.com.
COST OF PROXY STATEMENT
We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.
STOCKHOLDER COMMUNICATIONS
We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact the Board or any of its members may do so by writing to Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Secretary, James Liebscher.
OTHER BUSINESS
Management knows of no other business that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on such matter.

19943 Solid Power Proxy Card_REV2 FrontYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailYour Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Mountain Time, on May 24, 2022..SOLID POWER, INC.INTERNET – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:https://www.cstproxy.com/solidpower/2022MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please markyour voteslike thisXPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.FORAGAINSTABSTAIN2. Ratification of the selection of Ernst & Young LLP as
Solid Power, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022.1. Election of three Class I Directors (1) Erik Anderson (2) Douglas Campbell (3) Lesa RoeMark here to vote FOR all nominees.Mark here to WITHHOLD to vote from all nominees.Mark here to vote FOR ALL EXCEPT towithhold a vote from one or more nominees,mark the box to the left and corresponding numbered box(es) to the right.(1)(2)(3) CONTROL NUMBERSignature_________________________________ Signature, if held jointly_________________________________ Date___________2022.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

19943 Solid Power Proxy Card_REV2 Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of StockholdersTo view the 2022 Proxy Statement, 2021 Annual Report and to Attend the Annual Meeting, please go to:https://www.cstproxy.com/solidpower/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFSOLID POWER, INC.The undersigned appoints David Jansen and James Liebscher, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Solid Power, Inc. held of record by the undersigned at the close of business on March 31, 2022 at the Annual Meeting of Stockholders of Solid Power, Inc. to be held on May 25, 2022, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE CLASS I NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed on reverse side)